UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 3, 2004

National Presto Industries, Inc.
(Exact name of registrant as specified in its chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way
Eau Claire, Wisconsin		54703-3703
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code:		715-839-2121

N/A
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On April 30, 2004, the registrant issued a press release regarding the registrant’s results of operations for the first quarter ended April 4, 2004. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K. Such Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

/s/ Maryjo Cohen
Date May 3, 2004	(Signature) Maryjo Cohen, President and Chief Executive Officer